                                  EXHIBIT 23

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the use of our report dated October 29, 1999 with respect to the financial statements of Compressed Gas Insulated Transmission included in Aztec Manufacturing Co.'s Current Report on Form 8-K/A dated November 15, 1999.



                                    By: /s/ Ernst & Young, LLP
                                    --------------------------

Boston, Massachusetts
November 12, 1999